Salona Global Expands Management Team to Scale for Growth;
Appoints New Chief Financial Officer for Salona, President for SDP Unit;
Executes National Sales Distribution Agreement with Digitsole

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SAN DIEGO, August 22, 2022 (GLOBE NEWSWIRE) -- Salona Global Medical Device Corporation ("Salona Global," "SGMD," or the "Company") (TSXV:SGMD) announced that, in line with its rapid growth, it has appointed an experienced public company executive as Chief Financial Officer ("CFO") and promoted an operational executive as President of South Dakota Partners, Inc. ("SDP"), one of the Company's operating subsidiaries. Additionally, the Company has executed a national sales distribution agreement with Digitsole U.S Inc. ("Digitsole").

Dennis Nelson has been appointed CFO of Salona Global, effective August 29, 2022. Most recently he was Corporate Controller of Manscaped Holdings, LLC based in San Diego, California. Mr. Nelson was previously Principal Financial Officer of Alphatec Spine, Inc., a medical technology company trading on the NASDAQ. Mr. Nelson is a CPA with a BA in Business Economics from University of California, Santa Barbara.

Effective today, Mike Plunkett has been promoted to President of SDP, to replace Luke Faulstick, who was appointed CEO of Salona Global on July 18, 2022. Mr. Plunkett has served as a general manager for SDP since January 2019. Prior to that, Mr. Plunket spent 25 years in the U.S. Navy rising to rank of Captain before moving into the private sector in multiple senior leadership roles including President of Alphatec Spine, Inc. Mr. Plunkett received a B.S. in Accounting from Saint John Fisher College, an M.S. in Financial Management from the Naval Postgraduate School, and an M.A. from the Naval War College.

"Salona Global is quickly becoming a larger and more complex enterprise and we are committed to recruiting experienced talent to our team as we drive rapid top line growth through acquisition and organic means," said Salona Global CEO Luke Faulstick. "We are fortunate to have Dennis and Mike in these key positions as we work towards closing and integrating the recently announced proposed acquisitions."

"We listed just last June with $16 million in annualized sales," said Salona Global Executive Chairman Les Cross. "If we are successful in closing the next two transactions, we will have more than quadrupled our annualized sales, and must integrate multiple companies using varied financial systems. Going forward, we must have a team that is sophisticated in filing financial documents with regulatory authorities in both Canada and the U.S., streamlining internal financial systems, and increasingly handling foreign sales transactions. As we prepare for our next stage of growth, we aim to be proactive by strengthening our management team. As we grow, we will continue to recruit talent to ensure we can take full advantage of our position in the market."

Additional National Sales Distribution Agreement

Salona Global also announced it has further expanded its product line through a national distribution agreement with Digitsole, a leader in the digital health space based in France. Under the terms of the national distribution agreement, Salona Global's subsidiary, Mio-Guard LLC ("Mio-Guard"), has gained the rights to distribute products from Digitsole in the US. Bringing together digital mobility biomarkers, biomechanical data, and clinical expertise to improve mobility and activity levels, Digitsole's proprietary health technology was developed to monitor human movement digitally.

"We anticipate this Digitsole product line will drive revenue growth by expanding the products we offer to patients, athletic trainers, and physical therapists," said Salona Global's Executive Chairman Les Cross. "Strategically, along with the fine work that is already being done by our subsidiary Simbex, we are also positioning Salona as a leader in remote digital monitoring, mobility and health solutions."

Salona Global is now offering Digitsole Pro, the human motion technology that helps healthcare practitioners improve their patient and business outcomes. This novel technology was developed by healthcare practitioners to measure biomechanical functions objectively, set baseline performance, and quantify the results of treatment. The system is portable and works using small sensors with a web interface and phone app. The Performance Rehab Module add-on product improves the technology by giving athletic trainers digital, quantified measurements of jump tests which can be administered in the field. The Digitsole products add to Mio-Guard's existing product line, further expanding the offerings to athletic trainers and physical therapy clinics that assist in improving patient recovery outcomes, while also aiming to improve the financial performance of the offering clinic.

"We expect to generate increased revenues from these new products in the current quarter," said Salona Global's Chief Executive Officer Luke Faulstick.

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For more information please contact:

Luke Faulstick
Chief Executive Officer
Tel: 1 (800) 760-6826
Email: Info@Salonaglobal.com

Additional Information

There can be no assurance that any acquisition (including the acquisitions contemplated herein and the targets Salona Global is currently negotiating within its pipeline) will be completed or the timing of any acquisitions. Completion of any transaction will be subject to, amongst other things, negotiation and execution of definitive agreements, applicable director, shareholder and regulatory approvals.

Neither the TSXV nor its Regulation Services Provider (as that term is defined in the policies of the TSXV) accepts responsibility for the adequacy or accuracy of this release.

Unless otherwise specified, all dollar amounts in this press release are expressed in Canadian dollars.

Certain statements contained in this press release constitute "forward-looking information" within the meaning of the Private Securities Litigation Reform Act of 1995 and applicable Canadian securities laws. These statements can be identified by the use of forward-looking terminology such as "expects" "believes", "estimates", "may", "would", "could", "should", "potential", "will", "seek", "intend", "plan", and "anticipate", and similar expressions as they relate to the Company, including: the Company closing the acquisitions disclosed herein; the performance of the acquisition targets post-closing; the Company anticipating that the Digitsole product line will drive revenue growth by expanding the products the Company offers to patients, athletic trainers, and physical therapists; the Company expecting to generate increased revenues from these new products in the current quarter; and the Company's expectations for the financial implications of the acquisitions. All statements other than statements of historical fact may be forward-looking information. Such statements reflect the Company's current views and intentions with respect to future events, and current information available to the Company, and are subject to certain risks, uncertainties and assumptions, including: acquisition targets achieving results at least as good as their historical performances; the financial information regarding targets being verified when included in the Company's consolidated financial statements prepared in accordance with GAAP; the Company receiving all necessary approvals for the acquisitions; the Company being satisfied with its due diligence of the acquisition targets; and all conditions to closing an acquisition being satisfied or waived. Salona Global cautions that the forward-looking statements contained herein are qualified by important factors that could cause actual results to differ materially from those reflected by such statements. Such factors include but are not limited to the general business and economic conditions in the regions in which Salona Global operates; Salona Global not receiving the necessary approvals to close an acquisition; the ability of Salona Global to execute on key priorities, including the successful completion of acquisitions, business retention, and strategic plans and to attract, develop and retain key executives; difficulty integrating newly acquired businesses; the ability to implement business strategies and pursue business opportunities; disruptions in or attacks (including cyber-attacks) on Salona Global's information technology, internet, network access or other voice or data communications systems or services; the evolution of various types of fraud or other criminal behavior to which Salona Global is exposed; the failure of third parties to comply with their obligations to Salona Global or its affiliates; the impact of new and changes to, or application of, current laws and regulations; granting of permits and licenses in a highly regulated business; the overall difficult litigation environment, including in the United States; increased competition; changes in foreign currency rates; increased funding costs and market volatility due to market illiquidity and competition for funding; the availability of funds and resources to pursue operations; critical accounting estimates and changes to accounting standards, policies, and methods used by Salona Global; the occurrence of natural and unnatural catastrophic events and claims resulting from such events; and risks related to COVID-19 including various recommendations, orders and measures of governmental authorities to try to limit the pandemic, including travel restrictions, border closures, non-essential business closures, quarantines, self-isolations, shelters-in-place and social distancing, disruptions to markets, economic activity, financing, supply chains and sales channels, and a deterioration of general economic conditions including a possible national or global recession; as well as those risk factors discussed or referred to in Salona Global's disclosure documents filed with United States Securities and Exchange Commission and available at www.sec.gov, and with the securities regulatory authorities in certain provinces of Canada and available at www.sedar.com. Should any factor affect Salona Global in an unexpected manner, or should assumptions underlying the forward-looking information prove incorrect, the actual results or events may differ materially from the results or events predicted. Any such forward-looking information is expressly qualified in its entirety by this cautionary statement. Moreover, Salona Global does not assume responsibility for the accuracy or completeness of such forward-looking information. The forward-looking information included in this press release is made as of the date of this press release and the Company undertakes no obligation to publicly update or revise any forward-looking information, other than as required by applicable law.

The securities referred to in this press release have not been, nor will they be, registered under the United States Securities Act of 1933, as amended, and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons absent U.S. registration or an applicable exemption from the U.S. registration requirements. This press release does not constitute an offer for sale of securities, nor a solicitation for offers to buy any securities. Any public offering of securities in the United States must be made by means of a prospectus containing detailed information about the Company and management, as well as financial statements.